EXHIBIT 99.1
Terra Nova Financial Group, Inc. Announces Earnings

Chicago, IL, March 2, 2007 - Terra Nova Financial Group, Inc. (OTCBB: TNVF.OB) a leader in online trading and brokerage services, today announced key performance metrics for fourth quarter and year ended December 31, 2006.

Highlights of financial metrics (which include Terra Nova and the acquired companies from May 2006) include:

    o   Fourth quarter record revenues of approximately $14.6 million, up 1,985%
    o   Year ended revenues of approximately $37.5 million, up 1,500%
    o   Fourth quarter operating income of approximately $1.7 million, up 265%
    o   Year ended operating loss of approximately $929 thousand, down 229%

2006 marked an important year and brought significant change to the Terra Nova organization including the completion of its acquisition of Terra Nova Financial, LLC. The acquisition creates a complete financial services offering which includes a sophisticated front end trading solution offered through RushGroup Technologies, Inc. and a full-service self clearing agency broker-dealer offering through Terra Nova Financial, LLC.

Proforma Highlights (taking into consideration the reversal of one-time expenses incurred with regards to the acquisition and reflects the acquisition as if it had occurred on January 1, 2006) include:

    o   Year ended revenues of approximately $54 million, up 23%
    o   Year ended operating income of approximately $1.75 million, up 232%

Assets held in connection with customers accounts grew from approximately $672 million in 2005 to $833M in 2006, up 24%. Cash held in connection with self clearing accounts grew approximately 50% to approximately $250 million. Margin debits grew 18% to $59 million.

Highlights of the integration include:
    o Transfer of all RushTrade customers to Terra Nova eliminating third-party clearing costs.
    o Completion of a co-location facility in Dallas to better service the needs of the trading technology.
    o Efforts underway to separate Terra Nova infrastructure from previously shared facilities with prior ownership. Benefits will include expense reduction and improved controls.
    o   Activated the Options Clearing Corporation membership
    o   Gain synergies from the integration of operational efficiencies.
    o Transfer of management responsibilities and restructure of senior management.
    o   System conversions including general ledger and external reporting.
    o Successful registration of 115 million shares of common stock with the SEC for sale by selling shareholder
    o Implemented the following name and symbol changes to better reflect the Terra Nova brand and product offering:
            o Terra Nova Financial Group, Inc. formerly known as Rush Financial Technologies, Inc.
            o   Symbol change TNVF.OB from RSHF.OB
            o Terra Nova Financial, LLC formerly known as Terra Nova Trading, L.L.C.

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

FINANCIAL STATEMENTS - Unaudited

               Terra Nova Financial Group, Inc. and Subsidiaries
                Consolidated Statement of Operations - Unaudited

                                               Three Months Ended December 31,    Twelve Months Ended December 31,
                                              --------------------------------    --------------------------------
                                                    2006              2005              2006              2005
                                              --------------    --------------    --------------    --------------
Revenues
  Commissions and fees                        $   10,286,858    $      644,070    $   27,741,708    $    2,126,984
  Interest                                         3,999,616             4,332         9,174,634            13,258
  Software license fees                                 --                --                --                --
  Other income                                       384,521            55,109           619,947           205,341
                                              --------------    --------------    --------------    --------------
                                                  14,670,996           703,511        37,536,289         2,345,584
Expenses
  Commissions, execution and exchange fees         5,428,962           381,733        14,164,027         1,130,214
  Employee compensation                            1,723,836           506,912         8,404,957         1,810,108
  Quotations and market data                       1,633,739            97,971         4,530,501           254,562
  Interest expense on brokerage accounts           1,810,607              --           4,451,413              --
  Advertising and promotional                        210,824           102,489           622,569           413,633
  Professional fees                                  325,726            38,784         1,268,758           331,977
  Communications and information technology           70,210            68,096           543,062           205,123
  Occupancy and equipment rental                     196,993            42,640           511,972           174,974
  Depreciation and amortization                      375,532           103,026         1,214,830           613,964
  Travel and entertainment                            84,132             5,878           191,366            21,182
  Other operating expense                          1,076,599           406,484         2,561,746           449,294
                                              --------------    --------------    --------------    --------------
Total expenses                                    12,937,161         1,754,014        38,465,202         5,405,032

Operating income (loss)                            1,733,834        (1,050,503)         (928,914)       (3,059,449)

Other income (expense)
  Interest expense                                    21,989            26,930           258,368           120,883
                                              --------------    --------------    --------------    --------------
Net Income (loss)                             $    1,711,845    $   (1,077,433)   $   (1,187,282)   $   (3,180,332)
                                              ==============    ==============    ==============    ==============

Preferred stock Beneficial
 conversion feature                                     --                --          23,699,816              --

Dividends on preferred stock                         (14,297)          (14,860)          (48,617)          (59,439)
                                              --------------    --------------    --------------    --------------

Net Income (loss) attributable to
 common shareholders                          $    1,697,548    $   (1,092,293)   $  (24,935,715)   $   (3,239,771)
                                              ==============    ==============    ==============    ==============

Basic netincome/(loss) per share
 attributable to common shareholders          $         0.01    $        (0.04)   $        (0.29)   $        (0.10)
                                              ==============    ==============    ==============    ==============

Weighted average common shares
 outstanding, basic                              230,933,547        31,053,140        87,051,985        31,053,140
                                              ==============    ==============    ==============    ==============

Basic and diluted net loss per share
 attributable to common shareholders          $         0.01    $        (0.04)   $        (0.29)   $        (0.10)
                                              ==============    ==============    ==============    ==============

Weighted average common shares
 outstanding, diluted                            249,699,142        31,053,140        87,051,985        31,053,140
                                              ==============    ==============    ==============    ==============
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                TERRA NOVA FINANCIAL GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEET - Unaudited

                                                           For the Years Ended December 31,
                                                           --------------------------------
                       ASSETS:                                  2006              2005
                       -------                             --------------    --------------
Current assets
    Cash and cash equivalents                                   5,733,813            23,399
    Cash segregated in compliance with federal
     regulations                                              156,751,023              --
    Restricted cash                                                  --              31,000
    Receivables from brokers, dealers and
     clearing organizations                                    55,397,271              --
    Receivables from customers                                 56,969,473              --
    Receivables from non customers                                     76              --
    Accounts receivable                                         1,493,593            78,190
    Prepaid expenses and other current assets                     167,799           134,119
                                                           --------------    --------------
       Total current assets                                   276,513,048           266,708
Property and equipment, net                                       614,746           108,731
Capitalized software development costs, net                     1,754,114           595,966
Intangible assets, net                                          6,221,871           135,681
Goodwill                                                        9,583,480              --
Other assets                                                       32,000            32,800
Deferred acquisition costs                                           --             553,475
                                                           --------------    --------------
       Total Assets                                           294,719,259         1,693,361
                                                           ==============    ==============

        LIABILITIES AND SHAREHOLDERS' EQUITY:
        -------------------------------------
LIABILITIES:
Current liabilities
    Bank Loan                                                  18,625,000              --
    Payables to brokers, dealers and clearing
     organizations                                                911,261              --
    Payables to customers                                     238,365,531              --
    Payables to non-customers                                     257,462              --
    Accounts payable and accrued expenses                       4,846,915         1,719,068
    Accrued preferred stock dividends                             258,520           209,902
    Liabilities acquired in 2001 acquisition                      332,098           332,098
    Convertible notes payable                                     300,000           485,000
                                                           --------------    --------------
       Total current liabilities                              263,896,787         2,746,068
    Convertible bonds payable, net of
     unamortized debt discount                                    321,147           330,799
                                                           --------------    --------------
       Total Liabilities                                      264,217,934         3,076,867

SHAREHOLDERS'S EQUITY:
    Preferred stock - cumulative; $10 par value;
     38,792 shares authorized; 14,063 shares
     issued and outstanding; liquidation
     preference of $10 per share                                  535,430           140,630
    Preferred stock - convertible cumulative;
     $10 par value; 835,000 shares authorized;
     49,480 and 51,980 shares issued and
     outstanding at December 31, 2006 and 2005
     liquidation preference of $10 per share                      100,000           519,800
    Preferred stock - convertible non-cumulative voting;
     $10 par value; 35,000 shares authorized, issued and
     outstanding at December 31, 2006; liquidation
     preference of $1,000 per share                                  --                --
    Common stock - $0.01 par value, 50,000,000 shares
     authorized; 37,952,693 and 37,478,127 shares issued
     and outstanding at December 31, 2006 and
     December 31, 2005, respectively                            2,718,429           374,781
    Additional paid in capital                                 49,616,099        18,422,802
    Retained earning (accumulated deficit)                    (22,468,633)      (21,532,027)
                                                           --------------    --------------
       Total Shareholders' Equity (deficit)                    30,501,325        (2,074,014)
       Total Liabilities and Shareholders' Equity
        (deficit)                                             294,719,259         1,002,853
                                                           ==============    ==============

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About Terra Nova Financial Group, Inc.

Terra Nova Financial Group, Inc. operates through two wholly owned subsidiaries, Terra Nova Financial, LLC (member NASD, NFA, SIPC, NYSE Arca, ISE, BOX, NSX , BSE and CHX) and RushGroup Technologies Inc.

Terra Nova Financial, LLC is a self-clearing agency broker-dealer and futures commission merchant that offers to Brokers, Institutions and Individuals a broad suite of trading products including equities, options, ETFs, futures, forex, fixed income and mutual funds. Terra Nova provides market access order execution, superior customer support and comprehensive clearing services to professional traders and investors.

Terra Nova through RushGroup offers innovative proprietary trading platforms for active, professional and institutional traders, with advanced order routing technology and desktop customization capabilities that provide the client with the best trading tools possible.

Terra Nova is headquartered is Chicago with a sales presence in New York and San Francisco.

All statements in this presentation that are not historical are forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks. Such forward-looking statements may be identified by words such as "believe," "intend," "expect," "may," "could," "would," "will," "should," "plan," "project," "contemplate," "anticipate," or similar statements. Because these statements reflect the Company's current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of marketing and brand development efforts and strategic alliances; demand for the Company's products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company's proprietary technology; difficulties or delays in developing improved products; the potential for intellectual property infringement, warranty, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in our filing with the Securities and Exchange Commission. We urge you to carefully consider these risks in evaluating the information in this press release. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

Contact Information

For more information about Terra Nova's brokerage and clearing services, please visit www.terranovafinancial.com. For more information about Terra Nova's technology offering, please visit www.rushgroup.com

Investor Relations:  Brooke Hoffmann, 1-312-827-3602
Media Contact:  Christopher Hartman, 1-312-827-3695